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                                                                   EXHIBIT 10.96

                                AMENDMENT NO. 24
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION

                        EFFECTIVE AS OF OCTOBER 14, 2005


        This Amendment No. 24 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, as previously amended (the "Agreement"), is between Adobe Systems Incorporated, a corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Peerless Systems Corporation, a Delaware corporation having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 ("Peerless").

The parties agree as follows:

1. EXHIBIT B ("Minimum Terms of Peerless OEM Agreement") of the Agreement is hereby deleted and replaced with the EXHIBIT B attached hereto. For the avoidance of doubt, Peerless shall not be required to revise OEM Agreements that were executed prior to the effective date of this Amendment to conform to the terms set forth in the attached EXHIBIT B.

2. All other terms and conditions of the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 24 to the PostScript Software Development License and Sublicense Agreement by its duly authorized representatives.

Adobe:                                      Peerless:

ADOBE SYSTEMS INCORPORATED                  PEERLESS SYSTEMS CORPORATION

By:  /s/ JEFF RUSSAKOW                      By:  /s/ WILLIAM R. NEIL
   -------------------                         ---------------------

Print Name:  Jeff Russokow                  Print Name:  William R. Neil

Title:  Vice President, WW Sales            Title:  Vice President - CFO
        Operations & Customer Support

Date:  11/4/05                              Date:  October 14, 2005


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                                    EXHIBIT B

                    MINIMUM TERMS OF PEERLESS OEM AGREEMENTS

1.      CONTRACT OBLIGATIONS.

        ***

2.      LICENSES AND RESTRICTIONS.

        ***

3.      PROTECTION OF PROPRIETARY INFORMATION.

        ***

4.      MARKETING GUIDELINES.

        ***

5.      GENERAL

        ***


Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.